UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2010

SYNTA PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33277	04-3508648
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

45 Hartwell Avenue

Lexington, MA 02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 274-8200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On October 4, 2010, Synta Pharmaceuticals Corp. (the “Company”, “we” or “us”) entered into a common stock purchase agreement with Azimuth Opportunity Ltd., or Azimuth, for what is sometimes referred to as an equity line of credit arrangement.  The common stock purchase agreement, or the Purchase Agreement, provides that, upon the terms and subject to the conditions set forth therein, Azimuth is committed to purchase from us up to $35.0 million worth of shares of our common stock over the 18-month term of the Purchase Agreement; provided, however, that we may not sell more than 8,106,329 shares of our common stock, which is equal to one share less than 20% of our outstanding shares of common stock on the date of the Purchase Agreement. From time to time over the term of the Purchase Agreement, and at our sole discretion, we may present Azimuth with draw down notices requiring Azimuth to purchase a specified dollar amount of shares of our common stock, subject to certain limitations and so long as specified conditions are met. The price per share at which the shares will be sold, and therefore the number of shares to be sold pursuant to the draw down notice, is determined over a ten consecutive trading-day period, or such other period as is mutually agreed by Azimuth and us, referred to as the pricing period. We are able to present Azimuth with up to 24 draw down notices during the 18-month term of the Purchase Agreement, with only one draw down per pricing period and a minimum of five trading days elapsing between each pricing period, unless otherwise mutually agreed by Azimuth and us. Each draw down is limited in size, unless otherwise mutually agreed by Azimuth and us, to the lesser of (i) certain agreed-upon draw down amounts (the largest of which is $4.25 million), based on the threshold price (discussed below) established by us for the draw down, and (ii) 2.5% of our market capitalization at the time of such draw down.

Once presented with a draw down notice, Azimuth is required to purchase a pro rata portion of the dollar amount of shares specified in the notice for each trading day during the pricing period on which the daily volume weighted average price for our common stock exceeds a threshold price specified by us in the draw down notice. The per share purchase price for the shares sold on any particular trading day during the pricing period will equal the daily volume weighted average price of our common stock for that day, less a discount ranging from 4.875% to 6%. The amount of the discount varies based on the threshold price specified by us. If the daily volume weighted average price of our common stock falls below the threshold price on any trading day during a pricing period, the Purchase Agreement provides that Azimuth will not be required to purchase the pro rata portion of the dollar amount of shares of common stock allocated to that day. However, at its election, Azimuth may purchase the pro rata portion of the dollar amount of shares allocated to that day at the threshold price less the applicable discount described above. The total number of shares sold to Azimuth during each draw down will be the sum of the number of shares required and/or elected to be purchased on each day of the pricing period. The Purchase Agreement also provides that from time to time, and at our sole discretion, we may grant Azimuth the option to purchase additional shares of our common stock up to an aggregate amount specified by us during each draw down pricing period. Upon Azimuth’s exercise of such option, we would sell to Azimuth the shares of our common stock subject to such option at a price equal to the greater of the daily volume weighted average price of our common stock on the day Azimuth notifies us of its election to exercise its option or the threshold price for the option determined by us, less a discount calculated in the same manner as for the fixed amount set forth in the draw down notices.

The shares of our common stock offered and sold to Azimuth under the Purchase Agreement have been registered on our registration statement on Form S-3 (File No. 333-152833).  In addition to our issuance of shares of common stock to Azimuth pursuant to the Purchase Agreement, the registration statement also covers the sale of those shares from time to time by Azimuth to the public. Azimuth is an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act.

Azimuth has informed us that it will use an unaffiliated broker-dealer to effectuate all sales, if any, of the common stock that it may purchase from us pursuant to the Purchase Agreement. Such sales will be made on The NASDAQ Global Market at prices and at terms then prevailing or at prices related to the then current market price. Each such unaffiliated broker-dealer will be an underwriter within the meaning of Section 2(a)(11) of the Securities Act. Azimuth has informed us that each such broker-dealer will receive commissions from Azimuth that will not exceed customary brokerage commissions. We will pay the fees associated with a filing for the equity line of credit arrangement with the FINRA, and Azimuth will pay all other expenses associated with the sale of our common stock it acquires pursuant to the Purchase Agreement.

We have agreed to indemnify and hold harmless Azimuth and each person who controls Azimuth against certain liabilities, including liabilities under the Securities Act. We have agreed to pay up to $35,000 of Azimuth’s reasonable attorneys’ fees and expenses (exclusive of disbursements and out-of-pocket expenses) incurred by Azimuth in connection with the preparation, negotiation, execution and delivery of the Purchase Agreement and related transaction documentation. Further, we have agreed that if we issue a draw down notice and fail to deliver the shares to Azimuth on the applicable settlement date, and such failure continues for ten trading days, we have agreed to pay Azimuth damages in cash or restricted shares of our common stock, at Azimuth’s election. Azimuth has agreed to indemnify and hold harmless us and each of our directors, officers and persons who control us against certain liabilities, including liabilities under the Securities Act that may be based upon written information furnished by Azimuth to us for inclusion in a prospectus or prospectus supplement related to this transaction.

Upon each sale of our common stock to Azimuth under the Purchase Agreement, we have also agreed to pay Reedland Capital Partners, an Institutional Division of Financial West Group, member FINRA/SIPC (“FWG/Reedland”), a placement fee equal to 1.0% of the aggregate dollar amount of common stock purchased by Azimuth. We have agreed to indemnify and hold harmless FWG/Reedland against certain liabilities, including liabilities under the Securities Act. We have agreed to pay up to $12,500 of FWG/Reedland’s reasonable attorneys’ fees and expenses incurred in connection with the preparation of any filings required to be made by FWG/Reedland in connection with the equity line of credit arrangement.

The foregoing descriptions are qualified in their entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

This report contains “forward-looking” statements, within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, including statements related to the future sale of shares of our common stock under the Purchase Agreement. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties is the price at which shares of our common stock may be sold from time to time under the Purchase Agreement, as well as more specific risks, trends and uncertainties facing us such as those set forth in our reports on Forms 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission. Given these risks, trends and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore you should not rely on any such forward-looking statements. Furthermore, we undertake no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date of this Current Report on Form 8-K except as required by law. The Private Securities Litigation Reform Act of 1995 permits this discussion.

ITEM 9.01 Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description

10.1	Common Stock Purchase Agreement, dated October 4, 2010, by and between Synta Pharmaceuticals Corp. and Azimuth Opportunity Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTA PHARMACEUTICALS CORP.

Dated: October 5, 2010	/s/ Keith S. Ehrlich
Keith S. Ehrlich
Vice President, Finance and Administration
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Common Stock Purchase Agreement, dated October 4, 2010, by and between Synta Pharmaceuticals Corp. and Azimuth Opportunity Ltd.